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                                                                   EXHIBIT 10.7

                           PLACEMENT AGENCY AGREEMENT

                                                                 April 10, 2002

Spencer Trask Ventures, Incorporated
535 Madison Avenue
18th Floor
New York, New York 10022

Ladies and Gentlemen:

Home Director, Inc., a Delaware corporation (the "COMPANY"), hereby confirms its agreement (the "AGREEMENT") with Spencer Trask Ventures, Incorporated, a Delaware corporation (the "PLACEMENT AGENT"), as follows (unless the context otherwise requires, as used herein, the "COMPANY" refers to Home Director, Inc. and Digital Interiors, Inc., a California Corporation):

1. OFFERING.

(a) The Company will offer (the "OFFERING") for sale through the Placement Agent, as exclusive agent for the Company, and its selected dealers, a minimum of 40 units and a maximum of 100 units (the "UNITS"). Each Unit will consist of a $100,000 convertible note of the Company (each, a "NOTE"), which Notes shall be convertible into the common stock of the Company at a conversion price of $.10 per share (subject to adjustment) and shall have such other rights and privileges as shall be described in the Memorandum (as defined in Section 1(d) hereof) under the heading "Description of the Notes and the Security Agreement."

(b) Placement of the Units by the Placement Agent will be made on a best efforts, "all-or none" basis with respect to the first 40 Units (the "MINIMUM AMOUNT") and on a best efforts basis as to the remaining 60 Units (together with the Minimum Amount, the "MAXIMUM AMOUNT"). The minimum subscription for Units shall be one Unit; however, the Placement Agent and the Company may, in their discretion, offer fractional Units and, during the first twenty (20) days of the Offering (the "RIGHTS OFFERING PERIOD") subscriptions will be accepted only from current investors in the Company who have preemptive investment rights for that number of Units to which they are entitled pursuant to the terms of such preemptive investment rights. Following the Rights Offering Period, the Units will be offered to potential subscribers, which may include affiliates or related persons of the Placement Agent or the Company, or investment vehicles formed by the Placement Agent or its affiliates, for another 70 days, unless extended by the Placement Agent and the Company for an additional 90 days or terminated earlier as provided herein (the "OFFERING PERIOD"). The date on which the Offering shall terminate shall be referred to as the "TERMINATION DATE."

(c) Subject to Section 4(e) hereof subscriptions for the Units will be accepted by the Company at a price of $100,000 per Unit (the "OFFERING PRICE"); provided, however that the Placement Agent shall not tender to the Company and the Company shall not accept subscriptions from, or sell Units to, any persons or entities that do not qualify as (or are not reasonably believed to be) "accredited investors," as such term is defined in Rule 501 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended (the "ACT").


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(d) The offering of the Units will be made by the  Placement  Agent on behalf of the Company solely pursuant to the Memorandum, which at all times will be in form and substance reasonably acceptable to the Placement Agent and it counsel and contain such legends and other information as the Placement Agent and its counsel may, from time to time, deem necessary and desirable to be set forth therein, including with regard to that certain contemplated merger of the Company with a subsidiary of Netword, Inc. (the "MERGER"). "MEMORANDUM" as used in this Agreement means the Company's Confidential Private Placement Memorandum, inclusive of all exhibits, and any and all amendments, supplements and appendices thereto that the Placement Agent may use on the Company's behalf to sell the Units. Unless otherwise defined, each term used in this Agreement will have the same meaning as shall be set forth in the Memorandum.

2. Representations and Warranties The Company hereby represents and warrants to the Placement Agent that each of the following shall be true in all respects as of the date hereof and, as applicable, on and as of the date of the Memorandum as if made on and as of the date hereof:

(a) The Memorandum will be, and as of the date of the Memorandum has been, diligently prepared by the Company, at its sole cost, in conformity with all applicable laws, and will in all material respects be in compliance with Regulation D as promulgated under Section 4(2) of the Act ("REGULATION D"), the Act and the requirements of all other rules and regulations (the "REGULATIONS") of the Securities and Exchange Commission (the "SEC") relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Units are to be offered and sold, excluding foreign jurisdictions. The Units will be offered and sold pursuant to the registration exemption provided by Regulation D and Section 4(2) and/or Section 4(6) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those United States jurisdictions in which the Placement Agent notifies the Company that the Units are being offered for sale. The Memorandum will describe all material aspects, including attendant risks, of an investment in the Company. The Company has not taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Regulation D or Section 4(2) and/or Section 4(6) of the Act and knows of no reason why any such exemption would be otherwise unavailable to it. Neither the Company nor its affiliates has been subject to any order, judgment or decree of any court or governmental authority of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Section 503 of Regulation D.

(b) The Memorandum will not, and as of the date of the Memorandum does not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact that the Company has not disclosed to the Placement Agent and its counsel in writing and of which the Company is aware that materially and adversely affects or could materially and adversely affect the business, prospects, financial condition, operations, assets or affairs of the Company or any of its subsidiaries.



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(c) The Company is a corporation  duly organized,  validly  existing and in good standing under the laws of Delaware. The Company has no subsidiaries and does not have an equity interest in any other firm, partnership, association or other entity other than Digital Interiors, Inc., a California corporation wholly-owned by the Company. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company or its business.

(d) The Company has all requisite power and authority (corporate and other) to conduct its business as presently conducted and as proposed to be conducted (described in the Memorandum), to enter into arid perform its obligations under this Agreement and the other agreements contemplated hereby and by the Memorandum (including pursuant to the Merger) (collectively, the "TRANSACTION DOCUMENTS") and to issue, sell and deliver the Notes and the shares of the Company's common stock, par value $.001 per share (the "COMMON STOCK"), issuable upon conversion of the Notes (the "CONVERSION SHARES"). The execution and delivery of each of the Transaction Documents has been, or prior to completion of the Offering will be, duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered and constitutes, and each of the other Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

(e) None of the execution and delivery of, or performance by the Company under, any of the Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of (other than the security interest in respect of the Units), any material lien, charge or other encumbrance upon any of the assets of the Company under any agreement or other instrument to which the Company is a party or by which the Company or its assets may be bound, any term of the charter or by-laws of the Company, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its assets.

(f) The Company will have the authorized and outstanding capital stock set forth under the heading "Capitalization" in the Memorandum, after giving effect to the Reverse Stock Split (as defined in Section 2(t) hereof). Except as set forth in the Memorandum, all outstanding shares of capital stock of the company are duly authorized, validly issued and outstanding, fully paid and nonassessable. Except as set forth in the Memorandum: (i) there are no outstanding options, stock subscription agreements, warrants or other rights permitting or requiring the Company or others to purchase or acquire any shares of capital stock, or other equity securities of the Company, or to pay any dividend or make any other distribution in respect thereof; (ii) there are no securities issued or outstanding that are convertible into or exchangeable for any of the foregoing and there are no contracts, commitments or understandings, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) no shares of stock or other securities of the Company are reserved for issuance for any purpose; and (iv) there are no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind with respect to the ownership, voting or transfer of


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shares  of  stock  or  other  securities  of  the  Company,   including  without
limitation, any preemptive rights, rights of first refusal, proxies or similar rights. The issued and outstanding shares of capital stock of the Company conform to all statements in relation thereto contained in the Memorandum and the Memorandum describes all material terms and conditions thereof. To the best of the Company's knowledge, all issuances by the Company of its securities were at the time of their issuance exempt from registration under the Act and any applicable state securities laws.

(g) The Notes,  the  Conversion  Shares and the  Agent's  Shares (as  defined in
Section 3(e) hereof) have been duly authorized and, when issued and delivered against payment therefore as provided in the Transaction Documents, will be validly issued, fully paid and nonassessable and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company other than as provided in the Transaction Documents. No holder of any of the Notes, the Conversion Shares or the Agent's Securities (as defined in Section 3(e) hereof) will be subject to personal liability solely by reason of being such a holder and, except as set forth in the Memorandum, none of the Notes, the Conversion Shares or the Agent's Securities is subject to preemptive or similar rights of any security holder of the Company. After giving effect to the Reverse Stock Split, a sufficient number of authorized but unissued shares of Common Stock have been reserved for issuance upon the conversion of the Notes and the exercise of the Agent's Warrants (as defined in Section 3(e) hereof).

(h) No consent, authorization or filing of or with any court or governmental authority is required in connection with the issuance of the Notes, the Conversion Shares or the Agent's Securities or the consummation of the transactions contemplated herein or in the other Transaction Documents, except for required filings with the SEC, if any, and applicable "blue sky" or state securities commissions relating specifically to the Offering (all of which will be duly made on a timely basis).

(i) Except as set forth in the Memorandum, the financial statements, together with the related notes thereto, of the Company included in the Memorandum are true and complete and present fairly, in all material respects, the financial position of the Company as of the respective dates specified and the results of its operations and changes in financial position for the respective periods covered thereby. Such financial statements and related notes were prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated except as may be disclosed in the notes thereto, and except that the unaudited financial statements omit full notes, and except for normal year-end adjustments. Except as set forth in such financial statements or in the Memorandum, the Company has no material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions or commitments. The other financial and statistical information with respect to the Company and any pro forma information and related notes included in the Memorandum present fairly the information shown therein on a basis consistent with the financial statements of the Company included in the Memorandum. The Company does not know of any facts, circumstances or conditions (or any state of facts, circumstances or conditions which management of the Company has concluded could give rise thereto) that could materially adversely affect its business, operations, earnings or prospects that have not been fully disclosed in the Memorandum.



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(j) The  conduct of  business by the  Company as  presently  and  proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company conducts or proposes to conduct such business, except as described in the Memorandum or except such regulation as is applicable to commercial enterprises generally. The Company has obtained all requisite licenses, permits and other governmental authorization necessary to conduct its business as presently, and as proposed to be, conducted.

(k) Except as disclosed in the Memorandum, no default by the Company or, to the best knowledge of the Company, any other party exists in the due performance under any material agreement to which the Company is a party or to which any of its assets is subject (collectively, the "COMPANY AGREEMENTS"). The Company Agreements, disclosed in the Memorandum are the only material agreements to which the Company is bound or by which its assets are subject, are accurately and fairly described in the Memorandum and are in full force and effect in accordance with their respective terms.

(l) Except as set forth in the Memorandum, there are no actions, proceedings, claims or investigations, before or by any court or governmental authority (or any state of facts which management of the Company has concluded could give rise thereto) pending or, to the best knowledge of the Company, threatened, against the Company, or involving its assets or, to the knowledge of the Company, involving any of its officers or directors which, if determined adversely to the Company or such officer or director, could result in any material adverse change in the condition (financial or otherwise) or prospects of the Company or adversely affect the transactions contemplated by this Agreement or the other Transaction Documents or the enforceability thereof

(m) The Company is not in violation of: (i) its charter or by-laws; (ii) any indenture, mortgage, deed of trust, note (except for certain notes which are in default and which will be repaid from the proceeds of the Offering) or other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its assets may be subject; (iii) any statute, rule or regulation currently applicable to the Company; or (iv) any judgment, decree or order applicable to the Company, which violation or violations individually, or in the aggregate, would result in any material adverse change in the condition (financial or otherwise) or prospects of the Company.

(n) The Company does not own any real property in fee simple, and the Company has good and marketable title to all property (personal, tangible and intangible) owned by it, free and clear of all security interests, liens and encumbrances, except for (i) such as described in the Memorandum and (ii) liens incurred in the ordinary course of business which in the aggregate are not material.

(o) The Company owns all right, title and interest in, or possesses adequate and enforceable rights to use, all patents, patent applications, trademarks, trade names, service marks, copyrights, rights, licenses, franchises, trade secrets, confidential information, processes, formulations, software and source and object codes reasonably necessary for the conduct of its business, except as otherwise described in the Memorandum (collectively, the "Intangibles"). Except as set forth in the Memorandum, it has not infringed upon the rights of others with respect to the Intangibles; the Company has not received notice that it has


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or may have infringed or is infringing upon the rights of others with respect to the Intangibles, or any notice of conflict with the asserted rights of others with respect to the Intangibles that could, individually or in the aggregate, materially and adversely affect the business, condition (financial or otherwise) or prospects of the Company. Except as set forth in the Memorandum, to the best knowledge of the Company, no others have infringed or are infringing upon the Intangibles.

(p) Except as set forth in the Memorandum and as may otherwise be contemplated therein, since January 1, 2001 the Company has operated its business diligently and only in the ordinary course as theretofore conducted and there has been no:
(i) material adverse change in the business condition (financial or otherwise) or prospects of the Company; (ii) transaction otherwise than in the ordinary course of business; (iii) issuance of any securities (debt or equity) or any rights to acquire any such securities; (iv) damage, loss or destruction, whether or not covered by insurance, with respect to any asset or property of the Company; or (v) agreement to permit any of the foregoing.

(q) The Company has filed, on a timely basis, each Federal, state, local and foreign tax return which is required to be filed by it, or has requested an extension therefor and has paid all taxes and all related assessments, penalties and interest to the extent that the same have become due.

(r) The Company is not obligated to pay, and has not obligated the Placement Agent to pay, a finder's or origination fee in connection with the Offering and agrees to indemnify the Placement Agent from any such claim made by any other person. The Company has not offered for sale or solicited offers to purchase the Units except for negotiations with the Placement Agent and the sale of the Interim Notes (as defined in Section 4(d) below). Except as set forth in the Memorandum, as of the commencement of the Offering, no other person has any right to participate in any offer, sale or distribution of the Company's securities to which the Placement Agent's rights, described herein, shall apply.

(s) The Company has and will maintain appropriate casualty and liability insurance coverage, in scope and amounts reasonable and customary for similar businesses.

(t) The Company shall effectuate a 10 for 1 reverse stock split (the "REVERSE STOCK SPLIT") as soon as practicable after the date hereof and prior to the First Closing. The Reverse Stock Split and any documents or instruments executed in connection therewith shall be effectuated or executed, as the case may be, in accordance with all applicable legal requirements, including federal and state securities laws, and in accordance with the Company's certificate of incorporation and by-laws and any material agreement or other obligation to which the Company is a party or by which it is bound.

3. PLACEMENT AGENT APPOINTMENT AND COMPENSATION.

(a) In accordance with the terms hereof, the Company hereby appoints the Placement Agent and its selected dealers, as its exclusive agent in connection with the Offering. The Company acknowledges that the Placement Agent may use selected dealers and sub agents to fulfill its agency hereunder provided that such dealers and sub agents are compensated solely by the Placement Agent. Except as expressly stated herein, the Company has not and will not make, or


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permit to be made,  any  offers or sales of the Units  other  than  through  the
Placement  Agent  without the  Placement  Agent's  prior  written  consent.  The
Placement  Agent has no obligation  to purchase any of the Units.  The agency of
the  Placement   Agent  hereunder  shall  continue  until  the  earlier  of  the
Termination Date or the Final Closing (as defined in Section 4(c) hereof).

(b) The Company will cause to be delivered to the Placement Agent copies of the Memorandum and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Act and applicable securities laws, and hereby authorizes the Placement Agent and its agents, employees and selected dealers to use the Memorandum in connection with the sale of the Units until the Termination Date, and no other person or entity is or will be authorized to give any information or make any representations other than those contained in the Memorandum or to use any offering materials other than those contained in the Memorandum in connection with the sale of the Units. The Company will provide at its own expense such quantities of the Memorandum and other documents and instruments relating to the Offering as the Placement Agent may reasonably request.

(c) The Company will cooperate with the Placement Agent by making available to its representatives such information as may be requested in making a reasonable investigation of the Company and its affairs and shall provide access to such employees as shall be reasonably requested.

(d) The Company shall pay to the Placement Agent a placement fee equal to ten percent (10%) of the gross Offering Price paid per Unit by each investor (the "PLACEMENT AGENT'S FEE"). In addition, the Company shall pay all expenses set forth in Section 5 hereof. The Placement Agent's Fee and the expenses set forth in Section 5 hereof will be deducted from the gross proceeds of the Units sold at each Closing, as set forth in Section 4 hereof. The Placement Agent shall direct all such amounts to be paid directly from the escrow account established pursuant to Section 4(b) hereof.

(e) As additional compensation hereunder, at each closing, the Company shall sell to the Placement Agent or its designees, for nominal consideration, warrants to purchase, at an exercise price of $0.10 per share, the number of shares of Common Stock equal to twenty percent (20%) of the gross proceeds of the Units sold at such Closing divided by $. 10 per share (the "AGENT'S WARRANTS"). If the Merger is effected, the Agent's Warrants will be assumed by the successor entity of the Merger (the "SUCCESSOR ENTITY") and adjusted, in the same manner as other Company warrants assumed by the Successor Entity, to be exercisable for shares of common stock received by shareholders of the Company pursuant to the Merger (the "SUCCESSOR STOCK"). The shares of Common Stock or Successor Stock, as the case may be, underlying the Agent's Warrants shall be referred to collectively herein as the "Agent's Shares" and, together with the Agent's Warrants, as the "Agent's Securities". The Agent's Warrants shall be exercisable until the earlier of the date seven (7) years after the date of the Final Closing or the date which is five (5) years after the closing date of the earlier of the Merger or an initial public offering (the "IPO") of the Company's securities. The holders of the Agent's Securities shall, to the extent the Merger is not consummated, have demand and "piggy-back" registration rights equivalent to those granted to the Placement Agent in the Company's Series B Convertible Preferred Stock issuance. Prior to the First Closing, the Company and Placement Agent shall enter into a warrant agreement (the "WARRANT AGREEMENT"), which shall contain such terms and other customary provisions


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including cashless exercise and customary  anti-dilution  provisions  (including value related anti-dilution) in form and substance reasonably satisfactory to the Placement Agent and the Company.

(f) The Company shall also pay compensation to the Placement Agent in an amount to be negotiated in good faith with respect to, and based on, any investment by any party (or related party thereof) that is contacted by the Placement Agent in connection with the Offering and provided with a Private Placement Memorandum in connection with the Offering that invests in the Company or its successor at any time within twelve (12) months of the later of the Termination Date or Final Closing (the "POST-CLOSING INVESTOR"). If the Company and the Placement Agent cannot agree on the amount of such compensation, the Company will not accept any such investment.

(g) In addition to any other compensation received by the Placement Agent in this Agreement, to the extent the Merger is consummated, the Placement Agent shall receive an additional fee of $250,000 for its services in connection with the Merger, which fee shall be due and payable upon closing of the Merger.

4. SUBSCRIPTION AND CLOSING PROCEDURES.

(a) Each prospective purchaser will be required to complete and execute one original signature page for the Subscription Agreement in the form annexed to the Memorandum (the "Subscription Agreement"), which will be forwarded or delivered to the Placement Agent at the Placement Agent's offices at the address set forth in Section 11 hereof, together with the subscriber's check or good funds in the full amount of the Offering Price for the number of Units desired to be purchased.

8

(b) All funds for subscriptions received from the Offering will be promptly forwarded by the Placement Agent or the Company, if received by it, to and deposited in an escrow account (the "ESCROW ACCOUNT") with an escrow agent established for the purpose of holding subscription funds prior to a Closing (the "ESCROW AGENT"). Upon each Closing, the net Closing proceeds will be applied to the purchase of Notes. All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of the escrow agreement with respect thereto among the Company, the Placement Agent and the Escrow Agent (the "ESCROW AGREEMENT"). The Company will pay all fees related to the establishment and maintenance of the Escrow Account, regardless of whether a Closing occurs. Any interest accruing on funds in the Escrow Account shall be utilized first to reimburse the Company for such fees, and the balance shall be distributed to the Placement Agent. Subject to the receipt of such subscriptions for the Minimum Amount, the Company will either accept or reject the Subscription Agreement in a timely fashion and at the Closing will countersign the Subscription Agreement and provide duplicate copies of such agreement to the Placement Agent for distribution to the subscribers. The Company will give written notice to the Placement Agent of its acceptance or rejection of each subscription. The Company, or the Placement Agent on the Company's behalf, will promptly return to subscribers incomplete, improperly completed, improperly executed and rejected subscriptions and give written notice thereof to the Placement Agent upon such return.

(c) If subscriptions for at least the Minimum Amount have been accepted prior to the Termination Date, the funds therefor have been collected by the Escrow Agent and all of the conditions set forth elsewhere in this Agreement are fulfilled, a closing shall be held promptly with respect to the Units sold (the "FIRST CLOSING"). Thereafter, the remaining Units will continue to be offered and sold until the Termination Date. Additional closings ("CLOSINGS") may from time to time be conducted at times mutually agreeable with respect to additional Units sold, with the final closing ("FINAL CLOSING") to occur within ten (10) days from the earlier of the Termination Date or the sale of all Units offered. Delivery of payment for the accepted subscriptions for Units from the funds held in the Escrow Account will be made at each Closing at the Placement Agent's offices against delivery of the Notes underlying the Units by the Company at the address set forth in Section 11 hereof (or at such other place as may be mutually agreed upon between the Company and the Placement Agent), net amounts due to the Placement Agent and Blue Sky counsel pursuant to Section 5(j) hereof as of such Closing. Executed notes representing the Notes and the Agent's Warrants will be in such authorized denominations and issued in such names as the Placement Agent may request on or before the second full business day prior to the date of each Closing ("CLOSING DATE"), and will be made available to the Placement Agent for review and packaging at the Placement Agent's office at least one full business day prior thereto.

(d) At the First Closing, each of those certain senior secured convertible notes issued by the Company on February 6, 2002 in the aggregate principal amount of $705,000 (the "INTERIM NOTES") shall, in accordance with their terms, be automatically exchanged for an equal principal amount of Notes. The principal amount of the Interim Notes to be so exchanged at the First Closing shall not be included in the calculation of the Minimum Amount or Maximum Amount.

(e) If Subscription Agreements for the Minimum Amount have not been received and accepted by the Company on or before the Termination Date for any reason, the Offering will be terminated, no Units will be sold, and the Escrow Agent will, at the request of the Placement Agent, cause all monies received from subscribers for the Units to be promptly returned to such subscribers without interest, penalty, expense or deduction.

5. FURTHER COVENANTS. The Company hereby covenants and agrees that:

(a) Except with the prior written consent of the Placement Agent, the Company shall not, at any time prior to the Final Closing, take any action that would cause any of the representations and warranties made by it in this Agreement not to be complete and correct on and as of each Closing Date with the same force and effect as if such representations and warranties had been made on and as of each such date.

(b) If, at any time prior to the Final Closing, any event shall occur that does or may materially affect the Company or as a result of which it might become necessary to amend or supplement the Memorandum so that the representations and warranties herein remain true, or in case it shall, in the reasonable opinion of counsel to the Placement Agent, be necessary to amend or supplement the Memorandum to comply with Regulation D or any other applicable securities laws or regulations, the Company will promptly notify the Placement Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may reasonably request. The Company will not at any time, whether before or after the Final Closing, prepare or use any amendment or supplement to the Memorandum of which the Placement Agent will not previously have been advised and furnished with a copy, or to which the Placement Agent or its counsel will have objected in writing or orally (confirmed in writing within 24 hours), or which is not in compliance with the Act, the Regulations and other applicable securities laws. As soon as the Company is advised thereof, the Company will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Memorandum, or the suspension of the qualification or registration of the Units for offering or the suspension of any exemption for such qualification or registration of the Units for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and the Company will use its best efforts to prevent the issuance of any such order, judgment or decree, and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(c) The Company shall comply with the Act, the Regulations, the Securities and Exchange Act of 1934, as amended (the "1934 ACT"), and the rules and regulations thereunder, all applicable state securities laws and the rules and regulations thereunder in the states in which the Placement Agent's Blue Sky counsel has advised the Placement Agent that the Units are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Units, and will file with the SEC, and shall promptly thereafter forward to the Placement Agent, any and all reports on Form D as are required.

(d) The Company shall use its reasonable best efforts to qualify the Units for sale (or seek exemption therefrom) under the securities laws of such jurisdictions in the United States as the Placement Agent shall designate, and the Company will (through Blue Sky counsel) make such applications and furnish information as may be required for such purposes. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request. The Company shall not, however, in either case, be required to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(e) The Company shall place a legend on the certificates representing the Notes and the Conversion Shares issued to subscribers stating that the securities evidenced thereby have not been registered under the Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

(f) The Company shall apply the net proceeds from the sale of the Units to fund its working capital requirements and/or for such other purposes as shall be specifically described under "USE OF PROCEEDS" in the Memorandum.

(g) During the Offering  Period,  the Company shall make available for review by prospective purchasers of the Units during normal business hours at the Company's offices, upon their request, copies of the Company Agreements to the extent that such disclosure shall not violate any obligation on the part of the Company to maintain the confidentiality thereof and shall afford each prospective purchaser of Units the opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Memorandum to the extent it possesses such information or can acquire it without unreasonable expense.

(h) Except with the prior written consent of the Placement Agent or as set forth in the Memorandum with respect to the Merger, the Company shall not, at any time prior to the earlier of the Final Closing or the Termination Date, engage in or commit to engage in any transaction outside the ordinary course of business, including, without limitation, the incurrence of material indebtedness, materially change its business or operations as shall be described in the Memorandum, or issue, agree to issue or set aside for issuance any securities (debt or equity) or any right to acquire such securities except as shall be contemplated by the Memorandum.

(i) Until the earlier of (A) the five-year  anniversary  of the Final Closing or
(B) a Liquidity Event (as defined below), the Company shall, unless otherwise required by applicable securities laws, (i) deliver to the Placement Agent and the Company's stockholders annual audited financial statements prepared in accordance with GAAP setting forth fairly the financial position of the Company,
(ii) deliver to the Placement Agent semi-annual unaudited financial statements including both a balance sheet and statement of income prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated except as may be disclosed in the notes thereto, and except that the unaudited financial statements omit full notes, and except for normal year end adjustments, (iii) deliver to the Company's stockholders a quarterly report, reviewed by the Placement Agent, of the progress and status of the Company and an annual report setting forth clearly the financial position of the Company,
(iv) deliver to the Placement Agent a copy of a list of its stockholders as and when so requested, to extent the Company has such information is available or otherwise will take such action as is necessary to make such information available, and (v) deliver to the Placement Agent such additional information and documents concerning the business and financial condition and outlook of the Company as the Placement Agent may from time to time reasonably request.

(j) Whether or not the transactions contemplated hereby are consummated, or this Agreement is terminated, the Company hereby agrees to pay all fees, costs and expenses incident hereto and to the Offering, including, without limitation, those in connection with (i) preparing, distributing and binding the Memorandum and any and all amendments and/or supplements thereto, fees for bound volumes and any and all agreements, contracts and other documents related hereto and thereto; (ii) the authorization, issuance, transfer and delivery of the Notes, the Conversion Shares, the Agent's Shares and the Agent's Warrants, including, without limitation, fees and expenses of any transfer agent or registrar; (iii) the fees and expenses of the Escrow Agent (subject to Section 4(b) hereof); (iv) all fees and expenses of legal, accounting and other advisers to the Company;
(v) all reasonable filing fees, costs and legal fees and expenses for Blue Sky services and related filings with respect to Blue Sky exemptions and qualifications, $12,500 of which shall be paid to the Placement Agent's counsel upon execution of this Agreement (for legal fees in connection with obtaining Blue Sky exemptions (the "BLUE SKY FEES"); and (vi) subject to Section 9 hereof, a nonaccountable expense allowance ("PLACEMENT AGENT EXPENSES") incurred by the Placement Agent in connection with the Offering, including, without limitation, travel and related expenses and fees and expenses of legal, accounting and other advisers to the Company equal to three (3%) percent of the gross proceeds from the subscriptions for Units sold.

(k) Until the Termination Date, neither the Company nor any person or entity acting on its behalf will negotiate or enter into any agreement with any other placement agent or underwriter with respect to a private or public offering of the Company's or any subsidiary's debt or equity securities. The Company agrees that any such offering of the Company's securities, other than through the Placement Agent, in accordance with the terms and provisions of this Agreement, will terminate immediately upon the commencement of the Offering. Neither the Company nor anyone acting on its behalf will, until the Termination Date, without the prior written consent of the Placement Agent, offer for sale to, or solicit offers to subscribe for Units or other securities of the Company from, or otherwise approach or negotiate in respect thereof with, any other person.

(l) Until the earlier of the second anniversary of the Final Closing or a Liquidity Event (as defined below), except for the Company's option plan in effect as of the date hereof, the Company will not issue or sell any of its securities or grant any warrants, options or other rights to acquire its securities (except pursuant to any existing options, warrants and rights and option and similar plans as shall be described in the Memorandum) to any other person or entity without the Placement Agent's prior written consent, which shall not be unreasonably withheld. For the purposes of this Agreement, a "Liquidity Event" shall mean (A) the consummation of the IPO, (B) the Merger or
(C) the consummation of any merger, consolidation or business combination of the Company with any other entity other than an Affiliate and pursuant to which (1) the Company is not the surviving entity or the shareholders of the Company immediately before such transaction own less than 50% of the voting power of the Company immediately after such transaction and (2) the shares of the surviving entity are publicly traded.

(m) The Board of  Directors of the Company  shall  consist of not less than five
(5) and not more than ten (10) members. Until the earlier of one year after the Merger or the IPO, the Placement Agent shall have the right to designate one (1) person reasonably acceptable to the Company to be, at the Placement Agent's sole discretion, either a nominee for director of the Company or advisor to the Board of Directors of the Company. In the event such person is designated a nominee for director, the Company shall use its best efforts (which shall include, without limitation, the solicitation of proxies on behalf of such nominee) to elect such nominee to the Board of Directors. The Company agrees to indemnify and hold the Placement Agent and its designated nominee or advisor harmless against any and all claims, actions, damages, awards and judgments arising out of the attendance and participation, at any such meeting described herein. In the event the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it agrees, if commercially reasonable, to include the Placement Agent's designated observer as insured under such policy.

(n) The Company hereby agrees that, until the earlier of the third anniversary of the Final Closing or the occurrence of a Liquidity Event, it shall not conduct or authorize a private offering of or resell any of the Company's securities other than through the Placement Agent.

(o) The Company shall use its best efforts to effect the Merger. The Company covenants and agrees that the agreement and plan of merger pursuant to which the Merger shall be effected (the "MERGER AGREEMENT"), a form of which is attached as Exhibit D to the Memorandum, shall provide that (i) to the extent the Agent's Warrants have not been exercised prior to the closing of the Merger, the Successor Entity shall assume the Agent's Warrants and shall issue the Successor Stock upon the post-Merger exercise of the Agent's Warrants, as provided herein, and a sufficient number of authorized but unissued shares of Successor Stock shall have been reserved for issuance upon the conversion of the Agent's Warrants, and (ii) the Successor Stock shall have been duly authorized and, when issued and delivered against payment therefore as provided herein, will be validly issued, fully paid and nonassessable and will be free and clear of all liens, charges restrictions, claims and encumbrances imposed by or through the Successor Entity other than as provided in the Merger Agreement.

(p) As soon as practicable after the date hereof and prior to the First Closing, the Company shall effectuate the Reverse Stock Split.

(q) The Company and the Placement Agent agree that, upon the consummation of the Merger, that certain finder's fee letter agreement dated as of May 11, 2000, between the Company and the Placement Agent shall be terminated.

6. CONDITIONS OF PLACEMENT AGENT'S OBLIGATIONS. The obligations of the Placement Agent hereunder are subject to the fulfillment, at or before each Closing, of the following additional conditions:

(a) Each of the representations and warranties of the Company shall be true and correct when made on the date hereof and on and as of each Closing Date as though made on and as of each Closing Date.

(b) The Company shall have performed and complied with all agreements, covenants and conditions required to be performed and complied with by it under the Transaction Documents at or before each Closing.

(c) No order suspending the use of the Memorandum or enjoining the offering or sale of the Units shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of the Company's knowledge, are contemplated or threatened.

(d) As of the First Closing, after giving effect to the Reverse Stock Split, the Company will have an authorized capitalization of at least (i) 150,000,000 shares of Common Stock authorized, of which 1,123,372 shares shall be issued and outstanding, (ii) 35,000,000 shares of Series A Convertible Preferred Stock, par value $.001 per share, authorized, of which 3,333,333 shares will be issued and outstanding; (iii) 100,000,000 shares of Series B Convertible Preferred Stock, par value $.001 per share, authorized, of which 4,495,925 shares shall be issued and outstanding; (iv) 12,000,000 shares of Series C Convertible Preferred Stock, of which 1,000,000 shares are issued and outstanding; and (v) 5,062,356 options and warrants shall be granted.

(e) The Placement Agent shall have received certificates of the CEO of the Company, dated as of each Closing Date, certifying on behalf of the Company, in such detail as Placement Agent may reasonably request, as to the fulfillment of the conditions set forth in subparagraphs (a), (b), (c) and (d) above.

(f) The Company shall have delivered to the Placement Agent (i) a currently dated good standing certificate from the Secretary of State of Delaware and each jurisdiction in which the Company is qualified to do business as a foreign corporation, and (ii) certified resolutions of the Company's Board of Directors approving this Agreement and the other Transaction Documents, and the transactions and agreements contemplated by this Agreement and the other Transaction Documents.

(g) On or prior to the date hereof and at each Closing, the CEO of the Company shall have provided a certificate to the Placement Agent confirming on behalf of the Company that there have been no undisclosed material and adverse changes in the business condition (financial or otherwise) or prospects of the Company from the date of the latest financial statements included in the Memorandum, the absence of undisclosed liabilities and such other matters relating to the financial condition and prospects of the Company that the Placement Agent may reasonably request.

(h) At each Closing, the Company shall have (i) paid to the Placement Agent the Placement Agent's Fee in respect of all Units sold at such Closing, (ii) paid all fees, costs and expenses set forth in Section 5(j) hereof, and (iii) executed and delivered to the Placement Agent the Agent's Warrants in an amount proportional to the Units sold at such Closing.

(i) There shall have been delivered to the Placement Agent a signed opinion of counsel to the Company ("COMPANY COUNSEL"), dated as of each Closing Date, in substantially the form attached hereto as Exhibit A.

(j) All proceedings taken at or prior to each Closing in connection with the authorization, issuance and sale of the Units and the Agent's Warrants will be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as they may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

7. INDEMNIFICATION.

(a) The Company will (i) indemnify and hold harmless the Placement Agent, its selected dealers and their respective officers, directors, employees and each person, if any, who controls the Placement Agent within the meaning of the Act and such selected dealers (each an "INDEMNITEE") against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees, including appeals), to which any Indemnitee may become subject, under the Act or otherwise, in connection with the offer and sale of the Units, whether such losses, claims, damages, liabilities or expenses shall result from any claim of any Indemnitee or any third party; and (ii) reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation; provided, however that the Company will not be liable in any such case to the extent that any such claim, damage or liability results from (A) an untrue statement or alleged untrue statement of a material fact made in the Memorandum, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons specifically for use in the preparation thereof, or (B) any violations by the Placement Agent of the Act or state securities laws which does not result from a violation thereof or a breach hereafter by the Company or any of its affiliates. In addition to the foregoing agreement to indemnify and reimburse, the Company will indemnify and hold harmless each Indemnitee against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which shall for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys' fees, including appeals) to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker's or finder's fees from any Indemnitee in connection with the Offering.

(b) The Placement Agent will indemnify and hold harmless the Company, its officers, directors, employees and each person, if any, who controls the Company within the meaning of the Act against, and pay or reimburse any such person for, any and all losses, claims, damages or liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) to which the Company or any such person may become subject under the Act or otherwise, whether such losses, claims, damages, liabilities or expenses (or actions, proceedings or investigations in respect thereof) shall result from any claim of the Company, any of its officers, directors, employees, agents, any person who controls the Company within the meaning of the Act or any third party, insofar as such losses, claims, damages or liabilities are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum but only with reference to information contained in the Memorandum relating to the Placement Agent, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if made or omitted in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons, specifically for use in the preparation thereof. The Placement Agent will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies. Notwithstanding the foregoing, in no event shall the Placement Agent's indemnification obligation hereunder exceed the amount of the Placement Agent's Fees actually received by it.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, claim, proceeding or investigation ("ACTION"), such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7 unless the indemnifying party has been substantially prejudiced by such omission. The indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party. The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party; provided, however that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it which are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing it, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party. No settlement of any Action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party's consent.

8. Contribution To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 7 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or
(ii) any indemnified or indemnifying party seeks contribution under the Act, the 1934 Act, or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total commissions and fees received by the Placement Agent. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by p rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 8. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the Placement Agent within the meaning of the Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Act will have the same rights to contribution as the Company, subject in each case to the provisions of this
Section 8. Anything in this Section 8 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 8 is intended to supersede, to the extent permitted by law, any right to contribution under the Act, the 1934 Act or otherwise available.

9. TERMINATION.

(a) The Offering may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period in the event that (i) any of the representations or warranties of the Company contained herein shall prove to have been false or misleading in any material respect when made or deemed made,
(ii) the Company shall have failed to perform any of its material obligations hereunder, (iii) the Company shall have determined for any reason not to continue with the Offering or (iv) the Placement Agent shall determine in its sole discretion, reasonably exercised, that it is reasonably likely that any of the conditions to Closing set forth herein will not, or cannot, be satisfied. In the event of any such termination occasioned by or arising out of or in connection with the matters set forth in clauses (i)-(iii) above, or occasioned by or arising out of or in connection with a matter set forth in clause (iv) above due to any breach or failure hereunder on the part of the Company, the Placement Agent shall be entitled to receive, an amount equal to the sum of: (A) any Placement Agent's Fees to which the Placement Agent is entitled pursuant to
Section 3(d) hereof earned through the Termination Date, (B) an amount equal to three percent (3%) of the Offering Price of all Units sold in the Offering (deeming, for this purpose, all Units offered (other than Units available for over-subscriptions) as having been sold), less any amounts theretofore paid in respect of Placement Agent Expenses, and all unpaid Blue Sky Fees and other expenses set forth in Section 5(j) hereof and (C) all amounts that may become payable in respect of Post-Closing Investors pursuant to Section 3(1) hereof. In addition to the sum of the amounts in clauses (A)-(C) in the previous sentence, in the event that the Company is sold (in a stock or asset sale), merged or otherwise acquired or combined, completes a public or private offering of its securities or the Company enters into a binding letter of intent or agreement with respect to the foregoing that results in a financing event, within one year after the Offering is not completed because the Company breaches any representation, warranty or covenant made by it herein or determines not to proceed with the Offering at the Agent option the Company shall pay to the Agent either (x) an investment banking fee equal to five percent (5%) of the total consideration received by the Company and or its stockholders in connection with such sale, merger, acquisition or sale of securities or (y) the Placement Agent commissions, fees and expenses and Agent's Warrants described in Sections 3(d) and 3(e) hereof as if the maximum number of Units had been sold. In the event of any such termination by the Placement Agent as a result of any event described in clause (iv) above, or pursuant to Section 4(f) hereof, not occasioned by or arising out of or in connection with any breach or failure hereunder by the Company, the Placement Agent will be entitled to receive the sum of the Placement Agent's Fee earned through the Termination Date, the amount of the Placement Agent Expenses accrued through the Termination Date and the amount set forth in clause (C) of this Section 9(a), only with respect to a Post-Closing investor introduced to the Company by the Placement Agent.

(b) This Offering may be terminated by the Company at any time prior to the Termination Date in the event that (i) the Placement Agent shall have failed to perform any of its material obligations hereunder or (ii) there shall occur any event described in Section 9(a)(iv) above not occasioned by or arising out of or in connection with any breach or failure hereunder on the part of the Company. In the event of any termination by the Company pursuant to clause (i) above, the Placement Agent shall be entitled to receive all Placement Agent Expenses accrued through the Termination Date, but shall be entitled to no other amounts whatsoever except as may be due under any indemnity or contribution obligation provided herein or any other Transaction Document, at law or otherwise. On such Termination Date, the Company shall pay all such unpaid Placement Agent Expenses, and all unpaid Blue Sky Fees and other expenses set forth in Section 5 hereof.

(c) Upon any such termination, the Escrow Agent will, at the request of the Placement Agent, cause all money received in respect of subscriptions for Units not accepted by the Company to be promptly returned to such subscribers without interest, penalty, expense or deduction. Any interest earned thereon shall be applied first to the payment of amounts, if any, due to the Escrow Agent and next to the payment of any amounts payable to the Placement Agent hereunder which remain unpaid.

10. SURVIVAL.

(a) The obligations of the parties to pay any costs and expenses hereunder and to provide indemnification and contribution as provided herein shall survive any termination hereunder.

(b) The respective indemnities, agreements, representations, warranties and other statements of the Company set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by, the Company or the Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the sale of the Units.

11. NOTICES. All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to Spencer Trask Ventures, Incorporated, 535 Madison Avenue, 18th Floor, New York, New York 10022, Attention: William P. Dioguardi, President, Telefax number (212) 829-4406, with a copy to Kirkpatrick & Lockhart LLP, 1251 Avenue of the Americas, 45th Floor, New York, New York 10020-1104,
Attention: Stephen R. Conrioni, Esq., Telefax number (212) 536-3901, and if sent to the Company, will be mailed, delivered or telefaxed and confirmed to Home Director, Inc., do Digital interiors, Inc., 7132 Santa Teresa Blvd., San Jose, CA 95139, Attention: Donald Witmer, Telefax number (408) 226-6299, with a copy to Kronish Lieb Weiner & Hellman LLP, 1114 Avenue of the Americas, New York, New York 10036, Attention: Russell Berman, Esq., Telefax number (212) 479-6275.

12. APPLICABLE LAW, COSTS, ETC. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE. ALL CONTROVERSIES, WHICH MAY ARISE BETWEEN THE PARTIES CONCERNING THIS AGREEMENT, SHALL BE EXCLUSIVELY DETERMINED BY ARBITRATION PURSUANT TO THE RULES THEN PERTAINING TO THE AMERICAN ARBITRATION ASSOCIATION (THE "AAA") IN NEW YORK COUNTY, NEW YORK. HEARINGS WITH REGARD TO SUCH DISPUTE SHALL BE HELD EXCLUSIVELY AT THE OFFICES OF THE AAA IN THE CITY OF NEW YORK AND JUDGMENT UPON ANY AWARD RENDERED PURSUANT THERETO MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION. ANY DECISION RENDERED BY THE AAA SHALL BE FINAL AND BINDING. SERVICE OF PROCESS MAY BE MADE

UPON THE COMPANY BY MAILING A COPY THEREOF TO IT, BY CERTIFIED OR REGISTERED MAIL, AT ITS ADDRESS TO BE USED FOR THE GIVING OF NOTICES UNDER THIS AGREEMENT. THE COMPANY AND THE PLACEMENT AGENT EACH HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

13. CONFIDENTIALITY. The Company hereby agrees to hold confidential the identities of the purchasers in the Offering arid shall not disclose their names and addresses without the prior written consent of the Placement Agent, unless required by law or filing with the SEC. The Company hereby consents to the granting of an injunction against it by any court of competent jurisdiction to enjoin it from violating the foregoing confidentiality provisions. The Company hereby agrees that the Placement Agent will not have an adequate remedy at law in the event that the Company breaches these confidentiality provisions contained herein, and that the Placement Agent will suffer irreparable damage and injury as a result of any such breach. Resort to such equitable relief shall not, however, be construed to be a waiver of any other rights or remedies which the Placement Agent may have.

14. MISCELLANEOUS. No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith. Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party's obligations hereunder. Any party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement. This Agreement contains the entire agreement between the parties hereto and is intended to supersede any and all prior agreements between the parties relating to the same subject matter. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement.

15. ENTIRE AGREEMENT. This Agreement together with any other agreement referred to herein is intended to supersede all prior agreements between the parties with respect to the Units purchased hereunder and the subject matter hereof.

                            [SIGNATURE PAGE FOLLOWS]

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement between the Company and the Placement Agent in accordance with its terms.

                                           Very truly yours,

                                           HOME DIRECTOR, INC.



                                           By:
                                               -------------------------------
                                           Name:
                                           Title:

                                           Accepted and agreed to this ___
                                           day of April, 2002.


                                           SPENCER TRASK VENTURES,
                                                  INCORPORATED


                                           By:
                                               -------------------------------
                                           Name:
                                           Title:


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



                                    EXHIBIT A

                              FORM OF LEGAL OPINION

The phrase "Transaction  Documents,"  whenever it is used in this letter,  means
(a) the Placement Agency Agreement dated as of April 10, 2002 by and among Home Director, Inc. (the "Company") and Spencer Trask Ventures, Incorporated (the "Placement Agent") (such agreement, the "Placement Agency Agreement"), (b) the Placement Agent Warrant Agreement dated as of April --, 2002, by and among the Company and the Placement Agent (the "Placement Agent Warrant Agreement"), and
(c) the Subscription Agreement by and among the Company and each investor signatory thereto (such investors, the "Investors" and such agreement, the "Subscription Agreement"). All capitalized terms used in this letter have the respective meanings set forth in the Placement Agency Agreement unless otherwise defined herein.

(i) The Company has been duly organized as a corporation and is validly existing and in good standing under the laws of the State of Delaware, has full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Memorandum and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction where the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the business (as currently conducted), financial condition or results of operation of the Company.

(ii) The Company has the full corporate power and authority to execute and deliver the Placement Agency Agreement, the Subscription Agreement and the Placement Agent Warrant Agreement (the "Transaction Documents") and all other documents and certificates contemplated thereby and to perform its obligations thereunder. The execution, delivery and performance by the Company of the Transaction Documents have been duly authorized by all necessary corporate action. Each of the Transaction Documents has been duly executed and delivered on behalf of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

(iii) To our knowledge, the Company has authorized and outstanding capital stock as set forth in the Memorandum and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable. The Notes, the Conversion Shares and the Agent's Shares have been duly authorized, and when duly and validly delivered and paid for pursuant to the terms of the Transaction Documents will be validly issued, fully paid and nonassessable. Except as set forth in the Memorandum, the issuance of the Notes, the Conversion Shares and the Agent's Securities are not subject to statutory, or to our knowledge, contractual or other preemptive rights of any stockholder of the Company. The Notes, the Conversion Shares and the Agent's Securities conform in all material respects with the descriptions thereof contained in the Memorandum.

(iv) None of the execution and delivery of, and performance by the Company under, any of the Transaction Documents in accordance with the terms thereof or the consummation by the Company of the transactions contemplated thereby, conflicts with or violates (a) any term of the certificate of incorporation (except with respect to the sufficiency of the Company's authorized capital) or by-laws of the Company, (b) any statute, rule or regulation or (c) any permit, judgment, decree, or order known to us which is applicable to the Company or any of its assets, properties or businesses.

(v) To our knowledge, except as provided in the Transaction Documents, none of the execution and delivery of, or performance by the Company under, any of the Transaction Documents or the consummation of the transactions contemplated thereby, conflicts with or results in the creation or imposition of, any lien, charge or other encumbrance upon any of the properties or assets of the Company pursuant to the terms of any material indenture, mortgage, deed of trust, note, material license, agreement or other instrument known to us to which the Company is a party or by which the Company may be bound or to which any of its assets, properties or businesses is or may be subject.

(vi) No consent, approval, authorization, order, registration or qualification of or with any court or regulatory, administrative or governmental agency, body or authority of the United States of America or any political subdivision thereof is required in connection with the issuance or sale of the Notes or the Agent's Warrants except for required filings with the United States Securities and Exchange Commission and applicable "Blue Sky" or state securities commissions relating specifically to the Offering.

(vii) To our knowledge, except as set forth in the Memorandum, there are no legal or regulatory, administrative or governmental charges, actions, suits, proceedings, claims, hearings or investigations, before or by any court, governmental authority, or instrumentality pending or threatened against the Company, or involving its assets or properties or any of its officers or directors which, if determined adversely to the Company, could adversely affect any of the transactions contemplated by the Transaction Documents or the validity or enforceability thereof.

(viii) To our knowledge, the Company is not in violation or breach of: (i) its certificate of incorporation or by-laws or (ii) any judgment, decree or order applicable to the Company which violation or violations individually, or in the aggregate, might result in any Material Adverse Effect in the condition (financial or otherwise) of the Company.

(ix) We have participated in the preparation of the Memorandum and in conferences with officers and other representatives of the Company, at which the contents of the Memorandum and related matters were discussed, and based only upon our participation in those conferences, nothing has come to our attention that causes us to believe that the Memorandum (other than the financial statements, including the notes thereto, and other financial and statistical information included in the Memorandum) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which they were made.

(x) Assuming that the Units have been sold only to "accredited investors" (as defined in Rule 501 of Regulation D) and each of the Company and the Placement Agent has complied in all material respects with its obligations under the Placement Agency Agreement and Regulation D, such sales were exempt from registration under the Securities Act pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D.

[Opinion may be rendered subject to customary assumptions and qualifications. These include limitation to Federal, New York and Delaware corporate law.]






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